                                                                    EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Stater Bros. Holdings Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         - the Annual Report of the Company on Form 10-K for the fiscal year September 29, 2002, fully complies with the requirements of
              Section 13(a) and 15(b) of the Securities Act of 1934; and

         - the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   December 19, 2002

/s/  Jack H. Brown
----------------------------
Jack H. Brown
Chairman, President and
Chief Executive Officer
(Principal Executive Officer)

/s/  Phillip J. Smith
----------------------------
Phillip J. Smith
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)